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                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER


     In connection with the quarterly report of Tecumseh Products Company (the "Company") on amended Form 10-Q/A for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q/A"),I, James S. Nicholson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  December 19, 2006                  BY:   /s/  JAMES S. NICHOLSON
       -------------------------------         --------------------------------
                                                 James S. Nicholson
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer